Exhibit A

                              AIRPLANES Group
                       Report to Certificateholders
                All numbers in US$ unless otherwise stated

     Payment Date: 16 September, 1996.
     Calculation Date: 10 September, 1996.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

                                               Prior Balance     Deposits       Withdrawals     Balance on Calculation Date
                                              ---------------  ------------    --------------   ---------------------------
                                                 9-Aug-96                         10-Sep-96
        Lessee Funded Account                           0.00            0.00           (0.00)                          0.00
        Expense Account (note ii)              14,394,059.95   19,093,909.38    (9,096,007.89)                24,391,961.44
        Collection Account (note iii)         254,140,657.59   61,495,404.20   (77,235,657.59)               238,400,404.20
         -  Miscellaneous Reserve              40,000,000.00                                                  40,000,000.00
         -  Maintenance Reserve                80,000,000.00                                                  80,000,000.00
         -  Security Deposit                   64,077,000.00                                                  56,905,000.00
         -  Other Collections                  70,063,657.59                                                  61,495,404.20
        Total                                 268,534,717.54   80,589,313.58   (86,331,665.48)               262,792,365.64

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

        Balance on preceding Calculation Date (August 09, 1996)                                     14,394,059.95
        Transfer from Collection Account (previous Payment Date)                                    19,000,000.00
        Interest Earned during period                                                                   93,909.38
        Payments during period between prior Calculation Date and the relevant Calculation Date:
        - Payments on previous Payment Date                                                         (4,854,279.34)
        - Other payments                                                                            (4,241,728.55)
                                                                                                    -------------
        Balance on relevant Calculation Date (September 10, 1996)                                   24,391,961.44
                                                                                                    -------------

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

        Balance on preceding Calculation Date (August 09, 1996)                                    254,140,657.59
        Collections during period                                                                   61,495,404.20
        Transfer to Expense Account (previous Payment Date)                                        (19,000,000.00)
        Net transfer to Lessee Funded Accounts                                                               0.00
        Aggregate Certificate Payments (previous Payment Date)                                     (57,877,264.15)
        Swap payments (previous Payment Date)                                                         (358,393.44)
                                                                                                  ---------------
        Balance on relevant Calculation Date (September 10, 1996)                                  238,400,404.20
                                                                                                  ---------------

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
          Priority of Payments

            (i)     Required Expense Amount                          38,391,961.44
            (ii)      a) Class A Interest                            14,373,747.18
                      b) Swap Payments                                  263,834.81
            (iii)   First Collection Account Top-up                 120,000,000.00
            (iv)    Minimum Hedge Payment                                61,450.00
            (v)     Class A Minimum Principal                                 0.00
            (vi)    Class B Interest                                  2,137,397.02
            (vii)   Class B Minimum Principal                         1,106,365.00
            (viii)  Class C Interest                                  2,546,875.00
            (ix)    Class D Interest                                  3,625,000.00
            (x)     Second Collection Account Top-up                 56,897,000.00
            (xi)    Class A Principal Adjustment Amount                       0.00
            (xii)   Class C Scheduled Principal                               0.00
            (xiii)  Class D Scheduled Principal                               0.00
            (xiv)   Modification Payments                                     0.00
            (xv)    Soft Bullet Note Step-up Interest                         0.00
            (xvi)   Class E Minimum Interest                            492,684.17
            (xvii)  Supplemental Hedge Payment                           61,450.00
            (xviii) Class B Supplemental Principal                            0.00
            (xix)   Class A Supplemental Principal                   22,834,601.02
            (xx)    Class D Outstanding Principal                             0.00
            (xxi)   Class C Outstanding Principal                             0.00
            (xxii)  Class E Supplemental Interest                             0.00
            (xxiii) Class B Outstanding Principal                             0.00
            (xxiv)  Class A Outstanding Principal                             0.00
            (xxv)   Class E Accrued Unpaid Interest                           0.00
            (xxvi)  Class E Outstanding Principal                             0.00
            (xxvii) Charitable Trust                                          0.00
                                                                   ---------------
            Total Payments with respect to Payment Date             262,792,365.64
            Less Collection Account Top-Ups ((iii) and (x)above)   (176,897,000.00)
                                                                     85,895,365.64
                                                                   ===============



(iv)    PAYMENT ON THE CERTIFICATES

        (a) FLOATING RATE CERTIFICATES          A-1            A-2             A-3            A-4           A-5           Class B
                                             --------       --------        --------       --------       --------        --------

            Applicable LIBOR                 5.42188%       5.42188%        5.42188%       5.42188%       5.42188%        5.42188%
            Applicable Margin                0.25000%       0.32000%        0.47000%       0.62000%       0.35000%        1.10000%
            Applicable Interest Rate         5.67188%       5.74188%        5.89188%       6.04188%       5.77188%        6.52188%
            Interest Amount Payable     4,285,420.44    3,827,920.00   2,618,613.33   1,074,112.00   2,567,681.41    2,137,397.02
            Step Up Interest Amount             0.00            0.00           0.00           0.00           0.00            0.00

            Opening Principal Balance 850,000,000.00  750,000,000.00 500,000,000.00 200,000,000.00 500,468,059.09  368,693,023.00
            Minimum Principal Payment Amount    0.00            0.00           0.00           0.00           0.00    1,106,365.00
            Adjusted Principal Payment Amount   0.00            0.00           0.00           0.00           0.00            0.00
            Supplemental Principal Payment
              Amount                            0.00            0.00           0.00           0.00  22,834,601.02            0.00
            Total Principal Distribution Amount 0.00            0.00           0.00           0.00  22,834,601.02    1,106,365.00
            Redemption Amount
             - amount allocable to principal    0.00            0.00           0.00           0.00           0.00            0.00
             - premium allocable to premium     0.00            0.00           0.00           0.00           0.00            0.00
                                             --------       --------        --------       --------       --------        --------
            Outstanding Principal
             Balance (Sept 16, 1996)  850,000,000.00  750,000,000.00 500,000,000.00 200,000,000.00 477,633,458.07  367,586,658.00


        (b)     FIXED RATE CERTIFICATES                                     Class C                   Class D
                                                                        --------------            --------------
                Applicable Interest Rate                                        8.1500%                  10.8750%
                Interest Amount Payable                                   2,546,875.00              3,625,000.00

                Opening Principal Balance                               375,000,000.00            400,000,000.00
                Scheduled Principal Payment Amount                                0.00                      0.00
                Redemption Amount
                 - amount allocable to principal                                  0.00                      0.00
                 - amount allocable to premium                                    0.00                      0.00
                Pool Factors and scheduled dollar amount for each class           0.00                      0.00
                                                                        --------------            --------------
                Outstanding Principal Balance (Sept 16, 1996)           375,000,000.00            400,000,000.00

        Table of rescheduled Pool Factors                                          n/a                       n/a
          in the event of a partial redemption

(v)     FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST
        ACCRUAL PERIOD (Aggregate Amounts)

                                                   A-1          A-2           A-3           A-4           A-5           Class B
                                                --------      --------      --------      --------      --------       --------

                Applicable LIBOR                5.50391%      5.50391%      5.50391%      5.50391%      5.50391%       5.50391%
                Applicable Margin               0.25000%      0.32000%      0.47000%      0.62000%      0.35000%       1.10000%
                Applicable Interest Rate        5.75391%      5.82391%      5.97391%      6.12391%      5.85391%       6.60391%

        (vi) CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)

        (a)     FLOATING RATE CERTIFICATES

                                                   A-1          A-2           A-3           A-4           A-5           Class B
                                                --------      --------      --------      --------      --------       --------

                Opening Principal Amount          8,500.00    7,500.00      5,000.00      2,000.00      5,004.68      3,686.93
                Total Principal Payments              0.00        0.00          0.00          0.00        228.35         11.06
                                                  --------    --------      --------      --------      --------      --------
                Closing Outstanding Principal
                  Balance                         8,500.00    7,500.00      5,000.00      2,000.00      4,776.33      3,675.87

                Total Interest                       42.85       38.28         26.19         10.74         25.68         21.37
                Total Premium                         0.00        0.00          0.00          0.00          0.00          0.00

        (b)     FIXED RATE CERTIFICATES
                                                          Class C         Class D
                                                         --------        --------

                Opening Principal Amount                 3,750.00        4,000.00
                Total Principal Payments                     0.00            0.00
                                                         --------        --------
                Outstanding Principal Balance            3,750.00        4,000.00

                Total Interest                              25.47          36.25
                Total Premium                                0.00           0.00